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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              November 19, 1998


                              GILMAN & CIOCIA, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)

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
      Delaware                           000-22996                 11-2587324
----------------------                   ----------              ---------------
(State or jurisdiction                   Commission              (I.R.S.Employer
of incorporation or                      file                    Identification
organization)                            number                        No.)

475 Northern Boulevard, Great Neck, NY                           11021
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(Address of principal executive offices)                         (Zip Code)
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                                 (516) 482-4860
                ------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 19, 1998, Gilman & Ciocia, Inc., a Delaware corporation (the "Company"), consummated the acquisition (the "Acquisition") of all of the issued and outstanding capital stock of North Shore Capital Management Corp., a New York corporation ("North Shore"), and North Ridge Securities Corp., a New York corporation ("North Ridge"), pursuant to a Stock Purchase Agreement among the Company, Daniel Levy ("Levy") and Joseph Clinard ("Clinard").

         North Ridge is a registered securities broker/dealer and a member of the National Association of Securities Dealers, Inc., and North Shore is a management company. The principal assets of North Ridge and North Shore as of June 30, 1998 consisted of $38,104 of accounts receivables; $463,727 of commissions receivables; $16,105 in prepaid expenses, $150,146 in office furniture and equipment, $37,994 in security deposits.

         The Company delivered at the closing (the "Closing") of the Acquisition $4,500,000 for all outstanding shares of common stock of North Shore, par value $1.00, and $500,000 for all outstanding shares of common stock of North Ridge, par value $1.00, and $250,000 to be allocated according to the net assets of North Shore and North Ridge, or total acquisition consideration of $5,250,000. The acquisition consideration was paid to Levy and Clinard, North Shore's and North Ridge's sole shareholders, in the form of $2,250,000 in cash to Levy, $750,000 by a 45-day promissory note to Levy, $1,500,000 in cash to Clinard, $500,000 by a 45-day promissory note to Clinard and $250,000 in cash to Steinberg,
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Fineo, Berger & Burlant, P.C. as escrow agent to hold as security for certain indemnities that Levy and Clinard provided to the Company.

         In addition, at the Closing, the Company entered into a Noncompetition Agreement with Levy and Clinard dated November 19, 1998 restricting them from, among other activities, competing with the Company for a period of five years from the Closing.

         The amount of consideration paid by the Company as set forth above was determined by arms-length negotiations between the parties involved.

         At the Closing, North Ridge entered into a one-year Consulting Agreement with Clinard, commencing as of November 1, 1998, whereby he will receive compensation in the form of commissions. Clinard will also receive health insurance for the duration of the Consulting Agreement.

         North Shore and North Ridge also entered into an Employment Agreement with Levy, commencing as of November 1, 1998. Levy will also receive health insurance for the duration of the Employment
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Agreement. The Company also granted stock options to Levy pursuant to a Stock
Option Agreement.

         The source of funds used to effect the Acquisition was the the Company's cash reserves accumulated predominately from the exercise of the Company's Redeemable Public Warrants in October 1998, and drawings under the Company's operating line of credit with State Bank of Long Island.
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(a) Financial Statements of Business Acquired.
         To be filed by amendment.

(b)      Pro-Forma Financial Information.
         To be filed by amendment.

(c)      Exhibits.

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
Exhibit No.                Description
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
         1 Stock Purchase Agreement dated November 19, 1998, by and among Gilman & Ciocia, Inc., Daniel R. Levy, and Joseph Clinard.

         2 Non-competition Agreement dated as of November 19, 1998 by and among Daniel R. Levy, Joseph Clinard, and Gilman & Ciocia, Inc.

         3 Employment Agreement dated as of November 19, 1998 between Daniel R. Levy, and North Shore Capital Management Corp., and North Ridge Securities Corp.

         4                          Stock Option Agreement dated as of the 19th day
                                    of November, 1998 between Gilman & Ciocia,
                                    Inc., and Daniel R. Levy.

         5 Consulting Agreement dated as of November 19, 1998 between Joseph Clinard, and North Ridge Securities Corp.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 3, 1998

                                   GILMAN & CIOCIA, INC.

                                   By:/s/ James Ciocia
                                          James Ciocia
                                          President (authorized signatory)

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                                EXHIBIT INDEX
                                -------------

    Exhibit No.                          Description
    -----------                          -----------

         1 Stock Purchase Agreement dated November 19, 1998, by and among Gilman & Ciocia, Inc., Daniel R. Levy, and Joseph Clinard.

         2 Non-competition Agreement dated as of November 19, 1998 by and among Daniel R. Levy, Joseph Clinard, and Gilman & Ciocia, Inc.

         3 Employment Agreement dated as of November 19, 1998 between Daniel R. Levy, and North Shore Capital Management Corp., and North Ridge Securities Corp.

         4 Stock Option Agreement dated as of the 19th day of November, 1998 between Gilman & Ciocia, Inc., and Daniel R. Levy.

         5 Consulting Agreement dated as of November 19, 1998 between Joseph Clinard, and North Ridge Securities Corp.